VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR INVESTMENT TRUST
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR TAX FREE FUNDS

(the "Series")

Supplement to the Series Statement of Additional Information dated December 3, 2004

The following amends the chart information in the section of the Statement of Additional Information entitled "Officers and Trustees" on page 73:

Trustee/Director	Voyageur Insured Funds	Voyageur Intermediate Tax Free Funds	Voyageur Investment Trust	Voyageur Mutual Funds	Voyageur Mutual Funds II	Voyageur Tax Free Funds	Total Compensation From all 32 Investment Companies in Delaware Investments[1]
Walter P. Babich	$2,858	$1,164	$2,086	$2,445	$2,392	$2,681	$110,233
John H. Durham	$2,651	$1,124	$1,954	$2,279	$2,230	$2,494	$102,093
Anthony D. Knerr	$2,875	$1,324	$2,167	$2,497	$2,447	$2,715	$109,466
Ann R. Leven	$3,203	$1,587	$2,466	$2810	$2,758	$3,036	$120,650
Thomas F. Madison	$3,066	$1,565	$2,381	$2,701	$2,653	$2,912	$115,066
Janet L. Yeomans	$3,066	$1,565	$2,381	$2,701	$2,653	$2,912	$115,066

1 Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.

This Supplement is dated December 29, 2004.